Chase Mid-Cap Growth Fund

                                                                    May 6, 2004

Dear Fellow Shareholders:

[PHOTO]

Derwood S. Chase, Jr.



      As I write this semi-annual review 87 shareholders have $6.7 million invested in our Chase Mid-Cap Growth Fund (NASDAQ: CHAMX), up from just over $1 million last year at this time. We appreciate the trust you have placed in our management and I wish to extend a special welcome to the new shareholders since my November 6th letter.

      For the six months ended March 31, 2004 our fund had a before and after tax total return of +17.22% compared with +14.08% for the Standard & Poor's 500 Composite Stock Price Index, +18.92% for the S&P MidCap 400 Index, and +15.32% for the Lipper Mid-Cap Growth Funds Index.

      Since the beginning of our CHAMX management on September 1, 2002, the fund's +12.98% annualized total return through March 31st compared with the S&P 500, the S&P MidCap 400 Index and the Lipper Indexes mentioned above which had annualized total returns of +16.04%, +22.99% and +22.72%, respectively. Prior to the last six months most of the recovery was led by a sharp rebound in technology and other low quality severely depressed stocks many of which have little or no earnings. We generally cannot buy such stocks since they don't qualify under our process, which seeks high quality, reasonably priced equities.

      On March 31st our fund was 96% invested in 36 stocks, which on average were rated B++ quality by Value Line. They ranged in market capitalization from $17.8 billion (Zimmer Holdings) to $335 million (Meridian Resources) for a weighted average of capitalization of $7.2 billion. For the six months ended March 31st, our five best performing stocks were International Game Technology +50.97%, Urban Outfitters Inc. +45.05%, Chicos FAS Inc. +39.52%, Varian Medical Systems +39.18%, and New York Community Bancorp Inc. +38.27%.

      Our investment process combines fundamental, quantitative, and technical research. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets to support that growth. The Chase Mid-Cap Growth Fund (CHAMX) portfolio includes a diversified group of companies that we believe represent relatively outstanding investment opportunities. In the accompanying charts, we compare the characteristics of our fund's stocks to the Russell MidCap Growth Index. CHAMX stocks have enjoyed more consistent and substantially higher five-year average annual earnings per share growth rates of 31% vs. 19% for the Russell MidCap Growth Index. They are significantly more profitable with a Return on Equity of 23% vs. 19%, and have stronger balance sheets with Debt to Total Capital of only 18% vs. 36%. Even with earnings growth rates over sixty percent greater they only sell at a 10% higher price/earnings multiple than the Russell MidCap Growth Index (23.9X vs. 21.7X) based on 2004 estimated earnings. Relative to their earnings growth and earnings reinvestment rates "Chase" stocks offer substantially better value. Our stocks are selling at only 0.77 times their five-year historical growth rates compared to 1.14 times for the Russell MidCap Growth Index and 1.11 times their projected reinvestment rates compared to 1.28 times for the Russell MidCap Growth Index.

      On March 31, 2004, Ned Davis Research estimated that the total market capitalization of 5,100 U.S. stocks stood at 120.3% of nominal GDP. While that was down 31% from its March 2000 mania peak of 174%, it is still very high compared to ratios of 86.5% and 79.4% respectively at the 1929 and 1973 peaks.

      According to the Leuthold Group the S&P 500 was selling at 23.6 times normalized (five year average adjusted) earnings on 3/31/04. The historical median P/E from 1957 to date was 17.8x. For the S&P 500 to move back to its historical median P/E, it would have to fall about 24% or consolidate until earnings rise further. Midcap stocks are less overvalued; the Leuthold Group calculates that the "median" or typical stock would have to fall by 10% to return to the median historical P/E ratio.

      We were encouraged when the daily NYSE Advance/Decline line hit a new cyclical high on April 1st (as did the Russell 2000 and the Value Line Arithmetic Composite). The Advance/Decline Line normally peaks months prior to a cyclical peak in stocks. However, by April 27th the A-D Line on the NYSE had dropped 6,810 below its April 2nd high. As Joe Granville notes, once the advance-decline line moves 5,000 or more in either direction it normally signals a move in that indicated direction for many months. However, with 53% of the "Stocks" on the NYSE now comprised of Preferreds that act like bonds, closed end bond funds, foreign stock ADRs and REITs the downward direction is distorted and primarily applies to fixed income securities and interest sensitive stocks rather than equities in general. Lowry's operating company only Advance/Decline line is way above its March lows. Similarly, on April 14th when there were 202 new lows on the NYSE compared with 28 new highs, Lowry's figures show that only five domestic operating company common stocks made new lows! The stocks of domestic operating companies have not yet shown signs of being on the verge of an important decline.

      In the 10 days through April 22nd we had a 70 bp rise in the 10 Year U.S. Treasury Bond yield; one of the biggest short term increases ever. The stock market would be quite vulnerable if the Fed raises rates sooner and considerably more than expected. With some current technical weakness, and the seasonally worst six months for the Dow and S&P (May-October) just starting, we may become more defensive. Benefiting from strong fiscal and monetary stimulus the stock market seems priced for perfection. Both the debt-ridden economy and the stock market are particularly vulnerable to higher interest rates not to mention other unexpected negatives such as any sharp decline in the U.S. dollar, huge losses in derivatives, or a major terrorist attack. While we have been expecting an erratic, slightly up year, it should be noted that during the 21 Presidential election years since 1920 at its low the DJIA had declined 16.6% on average from its pre-Presidential year high. This time that high was 10,454 on 12/31/03 so a 16.6% decline would be DJIA 8,720 in this case.

      Since 1900 Presidential election years were up about 70% of the time with a median gain of 8%: +16.4% when the incumbent party is reelected (15 cases), -1.4% when the incumbent party lost (10 cases). After August when investors are focusing more on the elections it becomes important whether President Bush will win reelection or not. In any case, we believe individual stock prices will be much more reflective of corporate earnings progress this year. We are striving to position our portfolios for an effective balance between capital appreciation and capital preservation. We continue to believe our investment process that seeks good quality growth stocks at reasonable prices and involves a process with significant fundamental and technical parameters will continue to perform well over the longer term. With current risks high, we remain cautious as we seek good quality, relatively attractive growing companies with well-defined outlooks.

                                      2

      Chase Investment Counsel Corp. now manages over $2 1/2 billion for clients in 32 states. The Chase Mid-Cap Growth Fund (CHAMX) is managed by the same investment team and senior portfolio managers, David Scott, Brian Lazorishak, and myself that manage our large separate accounts. As a moderate size firm, we have much more flexibility in buying and selling large and especially mid-cap stocks without a significant market impact. We remain tax sensitive and expect little or no taxable capital gains distributions this year. The fund has carry forward capital losses from last year and expects to offset most if not all capital gains that are established this year.

      To discourage even legal short term trading, which disrupts portfolio management and increases expenses for long-term investors, we impose a 2% fee on sales of shares held less than 60 days. Such fees remain in the fund for the benefit of all shareholders. Our expense ratio remains capped at 1.48%, we have waived front-end commissions for 2004 and there are no annual 12-b-1 fees.

      As the largest individual shareholder I assure you that we will be working very hard to find, analyze and invest in relatively attractive, good quality stocks. The officers and employees of Chase Investment Counsel Corporation appreciate your confidence and we look forward to a long investment relationship together. Listed below are the 10 largest holdings as of March 31, 2004.

                                TOP 10 HOLDINGS

        1. International Game Technology  6. Suncor Energy Inc.
        2. Teva Pharmaceutical Ind ADR    7. Chicos FAS Inc.
        3. Urban Outfitters Inc.          8. Coach Inc.
        4. Oshkosh Truck Corp.            9. Golden West Financial Corp.
        5. Varian Medical Systems        10. Countrywide Financial Corp.

                                    Derwood S. Chase, Jr., President
                                    Chase Investment Counsel Corporation

                                      3

      Performance Figures of the fund and indexes referenced represent past performance and are not indicative of future performance of the fund or the indexes. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indexes do not incur expenses and are not available for investment.

                           Chase Mid-Cap Growth Fund

          CHASE MID-CAP GROWTH FUND STOCKS VS. RUSSELL MIDCAP GROWTH

                                    [CHART]

     Chase Mid-Cap        Russell Mid
   Growth Fund Stocks      Cap Growth
   ------------------     -----------
        31%                   19%
        23%                   19%
        22%                   17%
        18%                   36%
         7.2                   6.6
         0.95                  1.19
        23.9                  21.7



Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio.

                            FUNDAMENTALS AND RATIOS

                                    [CHART]



                               P/E to Five-Year        P/E to Projected
                              Historical Growth       Reinvestment Rate
                             ------------------      ------------------
Chase Mid-Cap Growth Fund           0.77                   1.11
Russell MidCap Growth               1.14                   1.28
S&P 500                             2.71                   2.17




                                      4

                           CHASE MID-CAP GROWTH FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                March 31, 2004
                                  (unaudited)

         Number                                               Market
         of Shares Security Description                       Value
         --------- --------------------                     -----------

                   COMMON STOCKS:                    95.83%

                   APPAREL:                           1.46%
           4,100   Pacific Sunwear of California*           $   100,614
                                                            -----------

                   BROKERAGE:                         2.63%
           1,950   Legg Mason Inc                               180,921
                                                            -----------

                   COMPUTER SOFTWARE & SERVICES:      2.57%
           3,900   Cognizant Technology Solutions*              176,475
                                                            -----------

                   DRUGS--GENERIC:                    4.33%
           4,700   Teva Pharmaceutical Inds Ltd ADR             298,027
                                                            -----------

                   ELECTRONICS:                       1.04%
             900   Harman International                          71,640
                                                            -----------

                   ENERGY/OIL/GAS/COAL:               7.10%
           1,500   EOG Resources Inc                             68,835
          27,330   Meridian Resource Corp.*                     164,526
           9,310   Suncor Eneergy Inc                           254,629
                                                            -----------
                                                                487,990
                                                            -----------

                   ENERGY OIL & GAS EXPLORATION &
                   PRODUCTION:                        2.71%
           7,375   XTO Energy Inc                               186,145
                                                            -----------

                   FINANCE/BANKS:                     7.50%
           2,170   Golden West Financial Corp.                  242,931
           1,250   East West Bancorpr Inc                        70,000
           5,924   New York Community Bancorp Inc.              203,074
                                                            -----------
                                                                516,005
                                                            -----------

                   FINANCIAL SERVICES--DIVERSIFIED:   2.31%
           3,850   Investors Financial Services Corp            159,082
                                                            -----------

                                      5

           Number                                           Market
           of Shares Security Description                   Value
           --------- --------------------                 -----------

                     FINANCE SERVICES--MORTGAGE
                     RELATED:                       3.51%
             2,516   Countrywide Financial Corp.          $   241,284
                                                          -----------

                     FOOTWEAR:                      2.70%
             7,600   K-Swiss Inc.                             185,972
                                                          -----------

                     GAMING AND LODGING:            8.19%
             3,670   GTECH Holdings Corp.                     217,044
             7,700   International Game Technology            346,192
                                                          -----------
                                                              563,236
                                                          -----------

                     HEALTH CARE BENEFITS:          2.86%
             4,650   Coventry Health Care Inc*                196,834
                                                          -----------

                     HEALTH CARE PRODUCTS:          2.08%
             2,000   Henry Schein Inc*                        142,840
                                                          -----------

                     HEALTH CARE SERVICES:          3.15%
             4,880   Omnicare Inc.                            216,330
                                                          -----------

                     LEISURE TIME:                  2.60%
             4,800   SCP Pool Corp*                           178,848
                                                          -----------

                     MACHINERY:                     3.77%
             4,650   Oshkosh Truck Corp                       259,005
                                                          -----------

                     MEDICAL PRODUCTS:              2.90%
             2,700   Zimmer Holdings Inc*                     199,206
                                                          -----------

                     MEDICAL SYSTEMS/EQUIPMENT:     3.75%
             2,990   Varian Medical Systems Inc*              258,067
                                                          -----------

                     RESTAURANTS:                   2.53%
             4,200   Applebees                                173,670
                                                          -----------

                     RETAIL--APPAREL:              11.43%
             5,450   Chico's FAS Inc.*                        252,880
             6,150   Coach Inc.*                              252,089
             5,850   Urban Outfitters Inc.*                   281,151
                                                          -----------
                                                              786,120
                                                          -----------

                                      6

         Number                                               Market
         of Shares Security Description                       Value
         --------- --------------------                     -----------

                   RETAIL--SPECIALTY:                 4.92%
           1,850   Dick's Sporting Goods Inc*               $   107,559
           4,050   Staples Inc*                                 102,830
           3,300   Tractor Supply Co.*                          127,776
                                                            -----------
                                                                338,165
                                                            -----------

                   SERVICE COMPANIES:                 3.26%
           2,600   Apollo Group Inc. Class A*                   223,886
                                                            -----------

                   TEXTILES:                          1.44%
           1,200   Mohawk Industries Inc.*                       98,820
                                                            -----------

                   TRUCKING:                          1.41%
           3,450   JB Hunt Transport Services Inc*               97,187
                                                            -----------

                   UTILITIES ELECTRIC/GAS:            3.69%
           4,250   Energen Corp.                                175,313
           1,000   Huaneng Power International ADR*              78,320
                                                            -----------
                                                                253,633
                                                            -----------

                   TOTAL INVESTMENTS:
                   (Cost: $5,397,367)**              95.83%   6,590,002
                   Other assets, net                  4.17%     286,762
                                                    ------  -----------

                   NET ASSETS                       100.00% $ 6,876,764
                                                    ======  ===========

* Non-income producing
**Cost for Federal income tax purpose is $5,397,367 and net unrealized appreciation consists of:

                   Gross unrealized appreciation $1,214,310
                   Gross unrealized depreciation    (21,675)
                                                 ----------
                   Net unrealized appreciation   $1,192,635
                                                 ==========

See Notes to Financial Statements

                                      7

CHASE MID-CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004 (unaudited)
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $5,397,367 (Notes 1 & 3))                    $6,590,002
 Cash                                                                                     353,313
 Dividend receivable                                                                          556
 Prepaid expenses                                                                          14,565
                                                                                       ----------
     TOTAL ASSETS                                                                       6,958,436
                                                                                       ----------

LIABILITIES
 Payable for securities purchased                                                          74,875
 Accrued expenses                                                                           6,797
                                                                                       ----------
                                                                                           81,672
                                                                                       ----------

NET ASSETS                                                                             $6,876,764
                                                                                       ==========
 NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   ($6,876,764 / 284,566 shares outstanding) (Note 2)                                  $    24.17
                                                                                       ==========
 MAXIMUM OFFERING PRICE PER SHARE ($24.17 x 100 / 94.25) (Note 1)                      $    25.64
                                                                                       ==========
 At March 31, 2004 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
 Paid in capital                                                                       $5,858,713
 Accumulated net investment loss                                                          (31,545)
 Accumulated net realized loss on investments                                            (143,039)
 Net unrealized appreciation of investments                                             1,192,635
                                                                                       ----------
 Net Assets                                                                            $6,876,764
                                                                                       ==========

See Notes to Financial Statements

                                      8

CHASE MID CAP GROWTH FUND
STATEMENT OF OPERATIONS

Six Months Ended March 31, 2004 (unaudited)
--------------------------------------------------------------------------------

   INVESTMENT INCOME
    Interest                                               $ 2,399
    Dividend                                                11,081
                                                           -------
      Total income                                                 $ 13,480
                                                                   --------

   EXPENSES
    Investment advisory fees (Note 2)                       30,423
    Custody and accounting fees                             14,439
    Recordkeeping and administrative services (Note 2)       7,500
    Registration fees                                        1,424
    Transfer agent fees (Note 2)                             9,755
    Shareholder servicing and reports (Note 2)              12,972
    Legal and audit fees                                     6,375
    Miscellaneous                                            7,042
                                                           -------
      Total expenses                                                 89,930
    Fee waivers and reimbursed expenses (Note 2)                    (44,905)
                                                                   --------
    Net expenses                                                     45,025
                                                                   --------
    Net investment loss                                             (31,545)
                                                                   --------

   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                (29,864)
    Net increase in unrealized appreciation on investments          953,322
                                                                   --------
    Net gain on investments                                         923,458
                                                                   --------
    Net increase in net assets resulting from operations           $891,913
                                                                   ========

See Notes to Financial Statements

                                      9

CHASE MID-CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         Six Months ended     Year ended
                                                          March 31, 2004  September 30, 2003
                                                         ---------------- ------------------
                                                           (unaudited)
OPERATIONS
 Net investment loss                                        $  (31,545)       $  (13,861)
 Net realized loss on investments                              (29,864)         (113,175)
 Change in unrealized appreciation of investments              953,322           251,083
                                                            ----------        ----------
 Net increase in net assets resulting from operations          891,913           124,047

CAPITAL SHARE TRANSACTIONS
 Net increase in net assets resulting from capital share
   transactions*                                             2,316,819         3,016,914
                                                            ----------        ----------
 Net increase in net assets                                  3,208,732         3,140,961
 Net assets at beginning of period                           3,668,032           527,071
                                                            ----------        ----------

NET ASSETS at the end of the period                         $6,876,764        $3,668,032
                                                            ==========        ==========

* A summary of capital share transactions follows:

                             Six months ended        Year ended
                              March 31, 2004     September 30, 2003
                           -------------------  -------------------
                            Shares     Value     Shares     Value
                           -------  ----------  -------  ----------
           Shares sold     113,740  $2,484,018  151,081  $3,021,914
           Shares redeemed  (7,055)   (167,199)    (248)     (5,000)
                           -------  ----------  -------  ----------
           Net increase    106,685  $2,316,819  150,833  $3,016,914
                           =======  ==========  =======  ==========

See Notes to Financial Statements

                                      10

CHASE MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                   Six months ended  Year ended   Period ended  Period ended
                                      March 31,     September 30, September 30, November 30,
                                         2004           2003          2002*        2001^
                                   ---------------- ------------- ------------- ------------
                                     (unaudited)
Per Share Operating
  Performance
Net asset value, beginning of
  period                                $20.62         $ 19.49       $26.96       $ 20.00
                                        ------         -------       ------       -------
Income from investment operations-
 Net investment loss                     (0.11)          (0.08)       (0.02)        (0.35)
 Net realized and unrealized gain
   (loss) on investments                  3.66            1.21        (0.70)         7.31
                                        ------         -------       ------       -------
 Total from investment
   operations                             3.55            1.13        (0.72)         6.96
                                        ------         -------       ------       -------
Less distributions from net
  realized gains on investments             --              --        (6.75)           --
                                        ------         -------       ------       -------
Net asset value, end of period          $24.17         $ 20.62       $19.49       $ 26.96
                                        ======         =======       ======       =======
Total Return                             17.20%           5.80%       (3.56%)       34.79%
                                        ======         =======       ======       =======

Ratios/Supplemental Data
 Net assets, end of period (000's)      $6,877         $ 3,668       $  527       $   221
Ratio to average net assets/(A)/
 Expenses, net                            1.48%**         1.48%        1.48%**       2.00%**
 Net investment loss                     (1.04%)**       (0.88%)      (0.69%)**     (1.25%)**
Portfolio turnover rate                  41.60%         129.00%        0.00%       683.55%

* The Fund changed its year end from November 30 to September 30. This represents the period from December 1, 2001 to September 30, 2002.
**Annualized
^ Commencement of operation was January 1, 2001.

/(A)/ Expense reimbursements and fee waivers reduced the expense ratio and increased net investment income ratio by 1.48 for the six months ended March 31, 2004; 5.79% for the year ended September 30, 2003, 67.15% for the period ended September 30, 2002 and by 16.49% for the period ended November 30, 2001.

See Notes to Financial Statements

                                      11

CHASE MID CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS

March 31, 2004 (unaudited)
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      The Chase Mid Cap Growth Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in January 2001 as a series of TWF which has allocated to the Fund 50,000,000 of its 750,000,000 shares of $.01 par value common stock. Effective September 5, 2002, the Fund changed its name from the Newby Fund to the Chase Mid-Cap Growth Fund and changed its investment strategy to focus on investments in mid-cap securities. The Fund currently offers Class A shares. The front-end sales charge is being waived for purchases of Class A shares until Jan. 20, 2005.

      The objective of the Fund is to seek to achieve capital appreciation by investing in a non-diversified portfolio consisting primarily of common stocks or securities convertible into common stock of U.S. companies that have a mid-size market capitalization ("mid-cap securities"). The adviser considers a mid-cap security to be one that has a market capitalization of between $1 billion and $10 billion.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

      A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Securities for which current market values are not readily available are valued at fair value, as determined in good faith under procedures set by the Board of Directors.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of September 30, 2003, the Fund has a post-October capital loss deferral of $113,175 which will be recognized in the following tax year.

      C. Security Transactions and Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

      D. Distribution to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses and post-October capital losses.

                                      12

      E. Use of Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

      Pursuant to an Investment Advisory Agreement, the Advisor, Chase Investment Counsel Corporation (CICC), provides investment services for an annual fee of 1% of average daily net assets. The Advisor has agreed to waive its fees and reimburse the Fund through September 5, 2005 for expenses in order to limit the operating expenses to no more than 1.48% of average net assets. For the six months ended March 31, 2004, CICC waived fees of $30,423 and reimbursed expenses of $8,798.

      CICC will be entitled to reimbursement of fees waived or remitted to the Fund. The total amount of reimbursement recoverable by CICC is the sum of all fees previously waived or remitted by CICC to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to CICC with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of March 31, 2004 was $130,111.

      The Fund has also adopted a shareholder servicing plan that provides that the Fund will compensate the Distributor with a servicing fee at the rate of ..25% per annum of the average daily net assets of the Fund for the distributor's role of paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For the six months ended March 31, 2004, there were $7,261 of servicing fees incurred, of which $5,684 were waived by the Distributor.

      First Dominion Capital Corp. (FDCC) acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. There were no underwriting fees received by FDCC in connection with the distribution of the Fund's shares for the six months ended March 31, 2004. The Fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all the Fund's shareholders. For this reason, a redemption fee of 2% for Fund share redemptions occurring within 60 days of purchase is assessed. This fee is paid to the Fund to help offset these additional transaction costs and administrative expenses. Fund Shares redeemed subject to a redemption fee will receive a lower redemption value per share. For the six months ended March 31, 2004, there were no redemption fees incurred for Fund shares redeemed.

      As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $7,500 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives an annual fee of 0.20% on the first $50 million average daily net assets of the Fund; and 0.15% on average daily net assets in excess of $50 million, with a minimum annual fee of $15,000.

                                      13

      Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $9,100 for its services for the six months ended March 31, 2004.

      Certain officers and/or directors of the Fund are also officers and/or directors of CICC, FDCC, CSS, CFA and FSI.

NOTE 3 - INVESTMENTS

      The cost of purchases and the proceeds from sales of securities other than short-term notes for the six months ended March 31, 2004 aggregated $5,162,991 and $2,148,850, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences primarily result from different treatments of post-October capital losses. There were no distributions for the six months ended March 31, 2004 or for the year ended September 30, 2003.

      As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

                   Accumulated net realized losses $(113,175)
                   Unrealized appreciation           239,313
                                                   ---------
                                                   $ 126,138
                                                   =========

                                      14


                              Investment Advisor
                     Chase Investment Counsel Corporation
                         300 Preston Avenue, Suite 403
                     Charlottesville, Virginia 22902-5091

                                  Distributor
                         First Dominion Capital Corp.
                         1500 Forest Avenue, Suite 223
                           Richmond, Virginia 23229

                                Transfer Agent
                              Fund Services, Inc.
                             Post Office Box 26305
                           Richmond, Virginia 23260
                           (800) 628-4077 Toll Free

                                   Custodian
                         Brown Brothers Harriman & Co.
                                40 Water Street
                               Boston, MA 02109

                             Independent Auditors
                            Tait, Weller and Baker
                        1818 Market Street, Suite 2400
                       Philadelphia, Pennsylvania 19103

                                 Legal Counsel
                            Greenberg Traurig, LLP
                           2700 Two Commerce Square
                              2001 Market Street
                       Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-888-861-7556.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.


                                     CHASE
                                    MID-CAP
                                    GROWTH
                                     FUND

                      (A series of the World Funds, Inc.)

                             Semi-Annual Report to
                                 Shareholders

                           For the Six Months Ended
                                March 31, 2004

                               -----------------

                     Chase Investment Counsel Corporation
                              300 Preston Avenue
                                   Suite 403
                     Charlottesville, Virginia 22902-5091

                             Advisor: 434-293-9104
                      Shareholder Servicing: 888-861-7556

                      DIVIDEND CAPITAL REALTY INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                March 31, 2004
                                  (Unaudited)

       Number                                                    Market
       of Shares Security Description                            Value
       --------- --------------------                           --------

                 EQUITY HOLDINGS/(1)/                    97.16%

                 APARTMENTS:                              4.89%
         2,500   Aimco PFD Class R/(P)/                         $ 67,000
                                                                --------

                 HOTELS:                                 21.25%
         3,500   Felcor Lodging Trust Inc. PFD A*/(P)/            83,824
         2,200   Felcor Lodging Trust Inc. PFD B/(P)/             55,924
         3,200   Jameson Inns Inc. PFD A/(P)/                     78,240
         2,800   Westcoast Hosp TR PFD/(P)/                       72,884
                                                                --------
                                                                 290,872
                                                                --------

                 INDUSTRIAL:                              4.73%
         1,825   Eastgroup Props                                  64,787
                                                                --------

                 MANUFACTURED HOUSING:                    2.97%
         1,550   Affordable Residential PFD A*/(P)/               40,688
                                                                --------

                 MORTGAGE:                               13.48%
         1,900   Capital Lease Funding Inc.*                      24,358
           750   Impac Mortgage Holdings                          20,400
         1,500   Novastar Financial PFD C/(P)/                    39,810
         3,000   RAIT Investment Trust/(P)/                       75,900
         1,900   Sunset Financial Resources*                      24,035
                                                                --------
                                                                 184,503
                                                                --------

                 NET LEASE:                               0.90%
           500   US Restaurant PFD A*/(P)/                        12,330
                                                                --------

                 OFFICE/SURBURBAN:                        9.37%
           850   Brandywine Realty Trust                          25,968
         1,800   Corp Office Properties Trust                     45,000
         2,050   Corp Office Properties Trust PFD E/(P)/          57,318
                                                                --------
                                                                 128,286
                                                                --------

           Number                                            Market
           of Shares Security Description                    Value
           --------- --------------------                  ----------

                     OFFICE/CENTRAL BUSINESS
                     DISTRICT:                       1.92%
               550   SL Green Realty Corp                  $   26,235
                                                           ----------

                     REGIONAL MALLS:                22.27%
               750   CBL & Assoc Properties                    46,005
               925   General Growth                            32,514
             2,200   Glimcher Realty PFD G/(P)/                56,980
               800   Glimcher Realty TR PFD F/(P)/             21,344
             1,575   The Mills Corporation                     83,932
               450   Simon Property Group Inc.                 26,298
             1,500   Taubman Centers Inc.                      37,755
                                                           ----------
                                                              304,828
                                                           ----------

                     SELF STORAGE:                   2.58%
               725   Public Storage                            35,279
                                                           ----------

                     SHOPPING CENTER:               12.81%
               800   Federal Realty IN TR                      36,960
             1,250   Kimco Realty Corp                         63,724
             1,825   New Plan Excel Realty Trust               49,914
               475   Pan Pacific                               24,748
                                                           ----------
                                                              175,346
                                                           ----------

                     TOTAL INVESTMENTS:
                     (Cost: $1,292,206)**           97.16%  1,330,152
                     Other assets, net               2.84%     38,845
                                                   ------  ----------
                     NET ASSETS                    100.00% $1,368,996
                                                   ======  ==========

/(P)/Preferred stock
/(1)/Portfolio is comprised of 48.38% preferred stock; 48.79% common stock
*  Non-income producing
** Cost for Federal Income tax purpose is $1,292,206 and net unrealized appreciation consists of:

                     Gross unrealized appreciation $41,021
                     Gross unrealized depreciation  (3,073)
                                                   -------
                     Net unrealized appreciation   $37,948
                                                   =======

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004 (unaudited)
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $1,292,206) (Notes 1 & 3)                        $1,330,154
 Cash                                                                                           3,970

 Receivables:
   Securities sold                                                                 $64,905
   Dividends                                                                         7,163
   Capital stock sold                                                               31,904
   Due from investment advisor (Note 2)                                              9,187
                                                                                   -------
                                                                                              113,159
 Prepaid expenses                                                                              58,558
                                                                                           ----------
     TOTAL ASSETS                                                                           1,505,841
                                                                                           ----------

LIABILITIES
 Payable for securities purchased                                                             124,078
 Accrued liabilities                                                                           12,767
                                                                                           ----------
     Total Liabilities                                                                        136,845
                                                                                           ----------

NET ASSETS                                                                                 $1,368,996
                                                                                           ==========
Class A Shares
 NET ASSETS                                                                                $1,324,165
                                                                                           ==========
 NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   ($1,324,165 / 119,018 shares outstanding)                                               $    11.13
                                                                                           ==========
 MAXIMUM OFFERING PRICE PER SHARE ($11.13 x 100 / 94.25)                                   $    11.81
                                                                                           ==========
Class C Shares
 NET ASSETS                                                                                $   31,481
                                                                                           ==========
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
   SHARE ($31,481 / 2,837 shares outstanding)                                              $    11.10
                                                                                           ==========
Class I Shares
 NET ASSETS                                                                                $   13,350
                                                                                           ==========
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
   SHARE ($13,350 / 1,200 shares outstanding)                                              $    11.13
                                                                                           ==========
 At March 31, 2004 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
 Paid in capital                                                                           $1,265,479
 Accumulated net investment income                                                             15,761
 Accumulated net realized gain on investments                                                  49,808
 Net unrealized appreciation of investments                                                    37,948
                                                                                           ----------
 Net Assets                                                                                $1,368,996
                                                                                           ==========

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
STATEMENT OF OPERATIONS

Period Ended March 31, 2004 (unaudited)*
--------------------------------------------------------------------------------

   INVESTMENT INCOME
    Dividends                                              $20,090
    Interest                                                   200
                                                           -------
      Total income                                                 $ 20,290
                                                                   --------

   EXPENSES
    Investment advisory fees (Note 2)                        2,510
    12B-1 and servicing fees, Class A & C (Note 2)             651
    Recordkeeping and administrative services (Note 2)         250
    Custody and accounting fees                              8,504
    Transfer agent fees (Note 2)                               250
    Legal and audit fees                                     8,906
    Registration fees                                        5,957
    Shareholder servicing and reports (Note 2)               2,918
    Miscellaneous                                            4,878
                                                           -------
      Total expenses                                                 34,824
    Management fee waiver and reimbursed expenses (Note 2)          (30,295)
                                                                   --------
      Net expenses                                                    4,529
                                                                   --------
    Net investment income                                            15,761
                                                                   --------

   REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments                                 49,808
    Net increase in unrealized appreciation on investments           37,948
                                                                   --------
    Net gain on investments                                          87,756
                                                                   --------
    Net increase in net assets resulting from operations           $103,517
                                                                   ========

* Commencement of operations for each Class of shares was December 19, 2003.

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                Period ended
                                                                               March 31, 2004
                                                                                (unaudited)*
                                                                               --------------
OPERATIONS
 Net investment income                                                           $   15,761
 Net realized gain on investments                                                    49,808
 Change in unrealized appreciation of investments                                    37,948
                                                                                 ----------
 Net increase in net assets resulting from operations                               103,517

CAPITAL SHARE TRANSACTIONS**
 Net increase in net assets resulting from capital share transactions A shares    1,223,479
 Net increase in net assets resulting from capital share transactions C shares       30,000
 Net increase in net assets resulting from capital share transactions I shares       12,000
                                                                                 ----------
                                                                                  1,265,479
 Net increase in net assets                                                       1,368,996
 Net assets at beginning of period                                                       --
                                                                                 ----------
NET ASSETS at the end of the period                                              $1,368,996
                                                                                 ==========

* Commencement of operations of each Class of shares was December 19, 2003. **A summary of capital share transactions follows:

                           Period ended      Period ended    Period ended
                          March 31, 2004    March 31, 2004  March 31, 2004
                         Class A Shares*    Class C Shares* Class I Shares*
                           (unaudited)       (unaudited)     (unaudited)
                       -------------------  --------------  --------------
                        Shares     Value    Shares   Value  Shares   Value
                       -------  ----------  ------  ------- ------  -------
       Shares sold     136,653  $1,407,090  2,837   $30,000 1,200   $12,000
       Shares redeemed (17,635)   (183,611)    --        --    --        --
                       -------  ----------  -----   ------- -----   -------
       Net increase    119,018  $1,223,479  2,837   $30,000 1,200   $12,000
                       =======  ==========  =====   ======= =====   =======

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                 Class A Shares  Class C Shares  Class I Shares
                                                  Period ended    Period ended    Period ended
                                                 March 31, 2004* March 31, 2004* March 31, 2004*
                                                   (unaudited)     (unaudited)     (unaudited)
                                                 --------------- --------------- ---------------
Per Share Operating Performance
Net asset value, beginning of period                 $ 10.00         $ 10.00         $ 10.00
Income from investment operations-
 Net investment income                                  0.13            0.13            0.13
 Net realized and unrealized gain on investments        1.00            0.97            0.99
                                                     -------         -------         -------
 Total from investment operations                       1.13            1.10            1.12
                                                     -------         -------         -------
 Net asset value, end of period                      $ 11.13         $ 11.10         $ 11.12
                                                     =======         =======         =======
Total Return                                           11.26%          10.97%          11.18%
                                                     =======         =======         =======

Ratios/Supplemental Data
 Net assets, end of period (000's)                   $ 1,324         $    31         $    13
Ratio to average net assets/(A)/
 Expenses/(B)/                                          1.80%**         2.55%**         1.55%**
 Net investment income                                  6.10%**         5.10%**         5.85%**
Portfolio turnover rate                               135.77%         135.77%         135.77%

* Commencement of operations of each Class of shares was December 19, 2003. **Annualized

/(A)/Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio for each Class by 12.11% for the period ended March 31, 2004.

/(B)/Expense ratio reflects the effect of fee waivers and reimbursements.

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS

March 31, 2004 (unaudited)
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      The Dividend Capital Realty Income Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in December, 2003 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 750,000,000 shares of $.01 par value common stock. The Fund currently offers three Classes of shares ("Class A", "Class C", and "Class I").

      The investment objective of the Fund is to achieve current income. Capital appreciation is a secondary objective. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies principally engaged in the real estate industry. Such securities are common stocks, preferred stocks, debt securities, including commercial mortgage-backed securities, or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Money market investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined on a first-in, first-out basis.

      D. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      E. Class Net Asset Values and Expenses. All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER

      Pursuant to an Investment Advisory Agreement, the Advisor, Dividend Capital Investments, LLC, (DCI), provides investment advisory services for an annual fee of 1.00% of the average daily net assets of the Fund. DCI has contractually agreed to waive its fees and reimburse the Fund through December 31, 2006 for expenses in order to limit the Class A operating expenses to 1.80% of Class A average net assets; Class C operating expenses to 2.55% of Class C average net assets and Class I operating expenses to 1.55% of Class I average net assets. For the period ended March 31, 2004, the advisor waived fees of $2,510 and reimbursed other expenses of $27,785. As of March 31, 2004 the Fund was due $9,187 from the Advisor, which the Advisor paid in May, 2004.

      The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of March 31, 2004 was $30,295.

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or the Advisor may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or the Advisor. The Fund or the Advisor may incur such distribution expenses at the rate of .25% per annum on the Fund's A Class average daily net assets, and at the rate of .75% on the Fund's C Class average daily net assets. For the period ended March 31, 2004, there were $651 of distribution expenses incurred by the Fund.

      The Fund has also adopted a shareholder servicing plan for its Class C shares that provides that the Fund will compensate the Distributor with a servicing fee at the rate of .25% per annum of the C Class average daily net assets for the distributor's role of paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For the period ended March 31, 2004 there were $9 of servicing fees incurred.

      As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $250 for providing shareholder services, record-keeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .10% of average daily net assets.

      First Dominion Capital Corporation ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. No underwriting commissions and fees were received by FDCC in connection with the distribution of the Fund's shares during the period ended March 31, 2004. In addition, FDCC receives a contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase. Shares redeemed subject to a CDSC will receive a lower redemption value per share.

      Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $250 for its services for the period ended March 31, 2004.

      Commonwealth Fund Accounting ("CFA") is the Fund's Accounting agent. CFA received $125 for its services for the period ended March 31, 2004.

      Certain officers and/or directors of the Fund are also officers, principals and/or directors of CFA, CSS, FDCC and FSI.

NOTE 3 - INVESTMENTS/CUSTODY

      The cost of purchases and the proceeds from sales of securities other than short-term notes for the period ended March 31, 2004, aggregated $2,378,362 and $1,192,790, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences primarily result from different treatments of post-October capital losses. There were no distributions to shareholders during the period ended March 31, 2004.

Investment Advisor:

   Dividend Capital Investments, LLC
     518 Seventeenth Street, Suite 1700
     Denver, Colorado 80202

Distributor:

   First Dominion Capital Corp.
     1500 Forest Avenue, Suite 223
     Richmond, Virginia 23229

Independent Auditors:

   Tait, Weller and Baker
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to the Dividend Capital Realty Income Fund's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 527-9525 Toll Free. Fund information also available online at dividendcapital.com

                      Semi-Annual Report to Shareholders

                            DIVIDEND CAPITAL REALTY
                                  INCOME FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                             For the Period Ended
                                March 31, 2004